EXHIBIT 31.4

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrea Goren, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of INVO Bioscience, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 12, 2022	/s/ Andrea Goren
Andrea Goren Chief Financial Officer